EXHIBIT 10.5

                         NUTRICEUTICALS.COM CORPORATION
                        1999 INCENTIVE AND NON-STATUTORY
                                STOCK OPTION PLAN

SECTION 1.          PURPOSE

         This 1999 Incentive and Non-Statutory Stock Option Plan (the "Plan") is intended as a performance incentive for officers and employees of Nutriceuticals.com Corporation, a Nevada corporation (the "Company") or its Subsidiaries (as hereinafter defined) and for certain other individuals providing services to or acting as directors of the Company or its Subsidiaries, to enable the persons to whom options are granted (an "Optionee" or "Optionees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Options") as defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code") and other stock options ("Non-statutory Options") under the Plan.

SECTION 2.          OPTIONS TO BE GRANTED AND ADMINISTRATION

         2.1 OPTIONS TO THE GRANTED. Options granted under the Plan may be either Incentive Options or Non-statutory Options.

         2.2 ADMINISTRATION BY THE BOARD. This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to grant options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing options granted under this Plan; (iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish; (vi) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; and (vii) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

         In addition, as to each option, the Board shall have full and final authority in its discretion: (i) to determine the number of shares subject to each option; (ii) to determine the time or times at which options will be granted; (iii) to determine the time or times when each option shall become exercisable and the duration of the exercise period, which shall not exceed the limitations specified in Section 5.1.1; and (iv) to determine the option price for the shares subject to each option, which price shall be subject to the applicable requirements, if any, of Section 5.1.4 hereof.

         2.3 APPOINTMENT AND PROCEEDINGS OF COMMITTEE. The Board may appoint a Stock Option Committee (the "Committee") which shall consist of at least three members of the Board. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by all of the

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members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

         2.4 POWERS OF COMMITTEE. Subject to the provisions of this Plan and the approval of the Board, the Committee shall have the power to make recommendations to the Board as to whom options should be granted, the number of shares to be covered by each option, the time or times of option grants, and the terms and conditions of each option. In addition, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to exercise the administrative and ministerial powers of the Board with regard to aspects of the Plan other than the granting of options. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted hereunder and the exercise of any power delegated to it hereunder shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

SECTION 3.          STOCK

         3.1 SHARES SUBJECT TO PLANS. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.001 per share ("Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 300,000 shares of Common Stock.

         3.2 LAPSED OR UNEXERCISED OPTIONS. Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and be available for the grant of other options under the Plan.

SECTION 4.          ELIGIBILITY

         4.1 ELIGIBLE OPTIONEES. Incentive options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or a Subsidiary. Non-statutory options may be granted to officers or other employees of the Company or its Subsidiaries and to certain other individuals providing services to the Company or its Subsidiaries. Non-employee directors will be granted options to purchase 3000 shares of the Company's Common Stock upon their initial election or appointment to the Board.

         4.2 LIMITATIONS ON 10% STOCKHOLDERS. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a "greater-than-10% stockholder"), unless such Incentive Option provides that (i) the purchase price per share shall not be less than 110% of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) that such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

         4.3 LIMITATION ON EXERCISABLE OPTIONS. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or a parent or subsidiary as defined in Section 425 of the Code) shall not exceed


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$100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Non-statutory Option.

SECTION 5.          TERMS OF THE OPTION AGREEMENTS

         5.1 MANDATORY TERMS. Each option agreement shall contain such provisions as the Board or the Committee shall from time to time deem appropriate, and shall include provisions relating to the method of exercise, payment of exercise price, adjustments on changes in the Company's capitalization and the effect of a merger, consolidation, liquidation, sale or other disposition of or involving the Company. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

                    5.1.1 EXPIRATION. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of a greater-than-10% stockholder).

                    5.1.2 EXERCISE. Each option shall be deemed exercised when
(i) the Company has received written notice of such exercise in accordance with the terms of the option, (ii) full payment of the aggregate option price of the shares of Common Stock as to which the option is exercised has been made, and
(iii) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for the optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Board or the Committee in any option, the option price of any shares of Common Stock purchased shall be paid in cash, by certified or official bank check, by money order, with shares of Common Stock or by a combination of the above; provided further, however, that the Board or the Committee in its sole discretion may accept a personal check in full or partial payment of any shares of Common Stock. If the exercise price is paid in whole or in part with shares, the value of the shares surrendered shall be their fair market value on the date the option is exercised as determined in accordance with Section 5.1.4 hereof. No optionee shall be deemed to be a holder of any shares of Common Stock subject to an option unless and until a stock certificate or certificates for such shares of Common Stock are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6 hereof. No optionee shall be deemed to be a holder of any shares of Common Stock subject to an option unless and until a stock certificate or certificates for such shares of Common Stock are issued to such person(s) under the terms of the Plan.

                    5.1.3 EVENTS CAUSING IMMEDIATE EXERCISE. Unless otherwise provided in any option, each outstanding option shall become immediately fully exercisable.

                    5.1.3.1 if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;


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                             5.1.3.2 if the stockholders of the Company shall
approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                             5.1.3.3 if the stockholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         The Board or the Committee may in its sole discretion accelerate the date on which any option may be exercised and may accelerate the vesting of any shares of Common Stock subject to any option or previously acquired by the exercise of any option.

                    5.1.4 PURCHASE PRICE. The purchase price per share of the Common Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-10% stockholder). The price at which shares may be purchased pursuant to Non-statutory Options shall be specified by the Board at the time the option is granted, and may be less than, equal to or greater than the fair market value of the shares of Common Stock on the date such Non-statutory Option is granted, but shall not be less than the par value of shares of Common Stock.

         For the purpose of the Plan, the "fair market value" per share of Common Stock on any date of reference shall be the Closing Price of the Common Stock of the Company which is referred to in either clause (i), (ii) or (iii) below, on the business day immediately preceding such date, or if not referred to in either clause (i), (ii) or (iii) below, "fair market value" per share of Common Stock shall be such value as shall be determined by the Board or the Committee, unless the Board or the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

                    5.1.5 TRANSFERABILITY OF OPTIONS. Incentive options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any Incentive Option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void. Non-statutory Options shall be transferable to the extent provided in the option agreements under which they are granted.


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                    5.1.6 TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE. Except
as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee, options granted hereunder shall terminate on the earlier to occur of:

                              5.1.6.1 the date of expiration thereof; or

                              5.1.6.2 other than the case of death of the
Optionee or disability of the Optionee within the meaning of Section 22(e)(3) of the Code ("disability"), (A) 90 days after termination of the employment between the Company and the Optionee in the case of an Incentive Option, and (B) 90 days after termination of the employment or other relationship between the Company and the Optionee, unless such termination provision is waived by resolution adopted by the Board within 30 days of the termination of such relationship, in the case of a Non-statutory Option.

         Except as may otherwise be expressly provided in the terms and conditions of the option granted to an Optionee, in the event of the death of an Optionee while in an employment or other relationship with the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of the Optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the right, at any time prior to such time termination, to exercise the option to the extent the Optionee was entitled to exercise such option immediately prior to his death.

         Except as may otherwise be expressly provided in the terms and conditions of the option granted to an Optionee, if an Optionee's employment or other relationship with the Company terminates because of a disability, the Optionee's option shall terminate on the earlier of the date of expiration thereof or 180 days following the termination of such relationship; and unless by its terms it sooner terminates and expires during such 180 day period, the Optionee may exercise that portion of his or her option which is exercisable at the time of termination of such relationship.

         An employment relationship between the Company and the Optionee shall be deemed to exist during any period during which the Optionee is employed by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Board at the time thereof.

                    5.1.7 RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares of the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

         5.2 CERTAIN OPTIONAL TERMS. The Board may in its discretion provide, upon the grant of any option hereunder, that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board at the time the option for the shares subject to repurchase was granted. The Board may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an option granted


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hereunder. In the event the Board shall grant options subject to the Company's repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

SECTION 6.          ADJUSTMENT OF SHARES OF COMMON STOCK

         6.1 INCREASE OR DECREASE OF OUTSTANDING SHARES. If at any time while the Plan is in effect or unexercised options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and in such event (i) appropriate adjustment shall be made in the maximum number of shares of Common Stock available for grant under the Plan, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so optioned, and (ii) appropriate adjustment shall be made in the number of shares and the exercise price per share of Common Stock thereof then subject to any outstanding option, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

         6.2 DISCRETIONARY ADJUSTMENT. Subject to the specific terms of any option, the Board or the Committee may change the terms of options outstanding under this Plan, with respect to the option price or the number of shares of Common Stock subject to the options, or both, when, in the sole discretion of the Board or the Committee, such adjustments become appropriate by reason of a corporate transaction described in Section 5.1.4 hereof.

         6.3 CONVERSION OF SHARES. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of shares of Common Stock then subject to outstanding options granted under the Plan.

         6.4 GENERAL. Without limiting the generality of the foregoing, the existence of outstanding options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares subject to outstanding options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 7.          AMENDMENT OF THE PLAN

         The Board may amend the Plan at any time, and from time to time, subject to the limitation that no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within 12 months before or after the special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock as to which


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options may be granted under the Plan; of (ii) change in substance the provisions of Section IV hereof relating to eligibility to participate in the Plan.

         Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

SECTION 8.          NON-EXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting the stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 9.          GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

         The obligation of the Company to sell and delivery shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the Committee. All shares sold under the Plan shall bear appropriate legends. The Plan shall be governed by and construed in accordance with the laws of the State of Florida.

SECTION 10.         EFFECTIVE DATE OF PLAN

         The effective date of the Plan is June 10, 1999, the date on which it was approved by the Board. No option may be granted under the Plan after the tenth anniversary of such effective date.




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